Exhibit 10.1

DEFINTIVE AGREEMENT

AMENDMENT NO. 1

Dated as of April 6, 2006

to and under the

CREDIT AGREEMENT

dated as of December 17, 2004

among

AVISTA CORPORATION,

THE BANKS PARTY THERETO,

BANK OF AMERICA, N.A.,

as Managing Agent,

KEYBANK NATIONAL ASSOCIATION and U.S. BANK, NATIONAL ASSOCIATION,

as Documentation Agents,

WELLS FARGO BANK,

as Documentation Agent and an Issuing Bank,

UNION BANK OF CALIFORNIA, N.A.,

as Syndication Agent and an Issuing Bank,

and

THE BANK OF NEW YORK,

as Administrative Agent and an Issuing Bank

BNY CAPITAL MARKETS, INC. and UNION BANK OF CALIFORNIA, N.A.

Co-Lead Arrangers and Co-Book Managers

AMENDMENT NO. 1

Dated as of April 6, 2006

to

CREDIT AGREEMENT

Dated as of December 17, 2004

AVISTA CORPORATION, a Washington corporation, the Banks listed on the signature pages hereof, BANK OF AMERICA, N.A., as Managing Agent, KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, U.S. BANK, NATIONAL ASSOCIATION, as Documentation Agent, WELLS FARGO BANK, as Documentation Agent and an Issuing Bank, UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and an Issuing Bank, and THE BANK OF NEW YORK, as Administrative Agent and an Issuing Bank, agree as follows:

1. Credit Agreement. Reference is made to the Credit Agreement, dated as of December 17, 2004, among Avista Corporation, a Washington corporation, the Banks party thereto, Bank of America, N.A., as Managing Agent, KeyBank National Association and U.S. Bank, National Association, as Documentation Agents, Wells Fargo Bank, as Documentation Agent and an Issuing Bank, Union Bank of California, N.A., as Syndication Agent and an Issuing Bank, and The Bank of New York, as Administrative Agent and an Issuing Bank (the “Credit Agreement”). Definitions of terms in the Credit Agreement apply to terms that are used and not otherwise defined herein. As used herein, the terms “Bond Delivery Agreement”, “First Mortgage Bond”, and “Supplemental Indenture” have the meanings ascribed to such terms in Section 2 hereof and the term “Amendment Documents” means this Amendment, the Bond Delivery Agreement, the First Mortgage Bond and the Supplemental Indenture.

2. Amendments. Subject to satisfaction of the conditions precedent set forth in Section 4 below, effective as of April 6, 2006 (the “Effective Date”), the Credit Agreement shall be amended as follows:

(a) The first paragraph of the Credit Agreement immediately following the preamble is hereby amended by replacing the first sentence thereof with the following:

“The Borrower has requested that the Banks agree to make loans and buy participations in letters of credit issued by the Issuing Banks on a revolving credit basis during the period commencing with the date hereof and ending on the Expiration Date (as defined herein) in an aggregate principal amount not in excess of $320,000,000 at any time outstanding (subject to increase at the election of the Borrower by an aggregate amount not to exceed $100,000,000, upon satisfaction of certain conditions as hereinafter provided).”

(b) The definition of “Commitment Fee” contained in Section 1.01 of the Credit Agreement shall be deleted.

(c) The following new definitions shall be inserted in proper alphabetical order in Section 1.01 of the Credit Agreement.

““Agreement” shall mean this Agreement, including all exhibits and schedules hereto, as amended by the First Amendment.”

““Facility Fee” shall have the meaning assigned to such term in Section 2.06(a).”

““First Amendment” shall mean Amendment No. 1 to this Agreement, dated as of April 6, 2006.”

““First Amendment Effective Date” shall mean the “Effective Date” as defined in the First Amendment.”

““Plan of Exchange” shall mean the Plan of Share Exchange, dated as of February 13, 2006, between the Borrower and AVA Formation Corp., a Washington corporation.”

““Reorganization Transactions” shall mean the reorganization transactions described in the AVA Formation Corp. Registration Statement under the Securities Act of 1933 on Form S-4, filed on February 15, 2006, Registration No. 333-131872, under the heading “Holding Company Proposal”, including the Share Exchange and the Avista Capital Dividend, in each case as defined in said Registration Statement, as amended by Amendment No. 1 thereto filed on March 23, 2006.”

(d) The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““Applicable Rate” shall mean on any date with respect to the Facility Fee, Eurodollar Loans, ABR Loans or the LC Participation Fee, the rate per annum set forth in the following table in the “Facility Fee”, “Eurodollar Margin”, “ABR Margin” or “LC Participation Fee” column, as applicable, for the Pricing Level in effect for such date.

Pricing Levels	Facility Fee	Eurodollar Margin	ABR Margin	LC Participation Fee
I	0.100%	0.300%	0.000%	0.300%
II	0.125%	0.375%	0.000%	0.375%
III	0.150%	0.500%	0.000%	0.500%
IV	0.200%	0.675%	0.000%	0.675%
V	0.250%	0.750%	0.000%	0.750%

For purposes of determining which Pricing Level is applicable in the foregoing table the following rules will apply:

“Pricing Level I” will be applicable at any date if, at such date, the Senior Debt Rating is Third Lowest Investment Grade or higher;

“Pricing Level II” will be applicable at any date if, at such date, the Senior Debt Rating is Second Lowest Investment Grade and Pricing Level I is not applicable;

“Pricing Level III” will be applicable at any date if, at such date, the Senior Debt Rating is Lowest Investment Grade and neither Pricing Level I nor Pricing Level II are applicable;

“Pricing Level IV” will be applicable at any date if, at such date, the Senior Debt Rating is Highest Non-Investment Grade and none of Pricing Level I, Pricing Level II or Pricing Level III are applicable; and

“Pricing Level V” will be applicable at any date if, at such date, the Senior Debt Rating is Second Highest Non-Investment Grade or lower.

In the event that the Company’s Senior Debt Ratings are split by one level, the higher rating will apply. In the event the ratings are split by more than one level, the level that is one level below the higher rating will apply.”

(e) The definition of “Avista Utilities” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““Avista Utilities” means (a) prior to the consummation of the Reorganization Transactions, the operating division of the Borrower which represents all the regulated utility operations of the Borrower that are responsible for retail electric and natural gas distribution, electric transmission services and electric generation and production, and (b) from and after the consummation of the Reorganization Transactions, the Borrower.”

(f) The definition of “Bond Delivery Agreement” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““Bond Delivery Agreement” shall mean the Bond Delivery Agreement, dated as of April 6, 2006, between the Borrower and the Administrative Agent.”

(g) The definition of “Expiration Date” contained in Section 1.01 of the Credit Agreement shall be amended by replacing the date “December 16, 2009” with the date “April 5, 2011”.

(h) The definition of “Fees” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““Fees” shall mean the Facility Fee and the other fees referred to in Section 2.06.”

(i) The definition of “First Mortgage Bond” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““First Mortgage Bond” shall mean a first mortgage bond of the Fortieth Series issued to the Administrative Agent on the First Amendment Effective Date under a Supplemental Indenture, in a principal amount equal to the total Commitments on the date of execution and delivery of this Agreement, or any first mortgage bond issued under a Supplemental Indenture to the First Mortgage in substitution for a First Mortgage

Bond, in each case in connection with a reduction or increase in the total Commitments pursuant to Section 2.10(b) or (c).”

(j) The definition of “Supplemental Indenture” contained in Section 1.01 of the Credit Agreement shall be amended to read as follows:

““Supplemental Indenture” shall mean the Fortieth Supplemental Indenture, dated as of April 1, 2006, between the Borrower and Citibank, N.A., as trustee under the First Mortgage, and any supplemental indenture to the First Mortgage, in form and substance satisfactory to the Administrative Agent, pursuant to which a First Mortgage Bond is issued in substitution for a First Mortgage Bond, in connection with a reduction or increase in the total Commitments pursuant to Section 2.10(b) or (c).”

(k) Section 2.05(b) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the total Revolving Credit Exposures shall not exceed the total Commitments.”

(l) Section 2.06(a) of the Credit Agreement shall be amended to read as follows:

“Section 2.06 Fees. (a) The Borrower agrees to pay to each Bank, through the Administrative Agent, on the first Business Day of January, April, July and October of each year and on the date on which the Commitment of such Bank shall be reduced or terminated as provided herein, a facility fee at the Applicable Rate (a “Facility Fee”) on the daily amount of the Commitment of such Bank during the preceding quarter (or shorter period commencing with the date hereof or ending with the Expiration Date or the date on which the Commitment of such Bank shall be reduced or terminated). The Facility Fees shall accrue on each day at a rate per annum equal to the Applicable Rate in effect on such day. All Facility Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The Facility Fee due to each Bank shall commence to accrue on the date of this Agreement and shall cease to accrue on the date on which the Commitment of such Bank shall be terminated as provided herein.”

(m) Section 2.06(b) of the Credit Agreement shall be amended by replacing clause (ii) therof with the following:

“(ii) to each Issuing Bank (directly) a fronting fee for Letters of Credit issued by such Issuing Bank, which shall accrue at the rate per annum of 0.075% on the average daily amount of such Issuing Bank’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements of such Issuing Bank) during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure (with the calculation and payment of such fee to be determined by such Issuing Bank and the Borrower).”

(n) Section 3.06 of the Credit Agreement is hereby replaced with the following:

“Section 3.06 No Material Adverse Change. Except as disclosed in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in any document filed after December 31, 2005, but prior to the First Amendment Effective Date, pursuant to Sections 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, there has been no change in the business, assets, operations or financial condition of the Borrower and the Subsidiaries, taken as a whole, since December 31, 2005, which could reasonably be expected to have a material adverse effect on the creditworthiness of the Borrower. For the avoidance of doubt, the representation set forth in this Section 3.06 will be made solely at and as of the First Amendment Effective Date.”

(o) Section 4.01(b) of the Credit Agreement is hereby amended by replacing the parenthetical expression contained therein with the following:

“(excluding, in the case of a refinancing of Loans or the issuance, amendment, renewal or extension of a Letter of Credit or the refinancing of an LC Disbursement that does not increase the Revolving Credit Exposure of any Bank, the representations set forth in Section 3.07, and, in the case of any Borrowing (including each Borrowing in which Loans are refinanced with new Loans) or any issuances, amendments, renewals or extensions of a Letter of Credit after the First Amendment Effective Date, the representation set forth in Section 3.06)”

(p) Section 6.03 of the Credit Agreement is hereby amended by deleting the period (“.”) at the end thereof and adding there the following:

“; and, provided further that the Borrower and its Affiliates may consummate the Reorganization Transactions if the following conditions are satisfied: (v) at all times before and after giving effect to the Reorganization Transactions, Avista Corporation (provided that its name may be changed in connection with the Reorganization Transactions so long as the Borrower provides to the Administrative Agent not less than thirty (30) days prior written notice of such name change) will continue to be the Borrower under this Credit Agreement, and the Borrower will continue to operate its utility business subject to regulation by the applicable state public utility commissions and the U.S. Federal Energy Regulatory Commission; (w) both before and after giving effect to the Reorganization Transactions no Default or Event of Default shall have occurred and be continuing; (x) not less than five Business Days prior to consummation of the Reorganization Transactions, the Borrower shall have delivered to the Administrative Agent (for prompt delivery to the Banks) consolidated and consolidating statements of income and statements of cash flow of the Borrower and its consolidated Subsidiaries, as of the date of those statements most recently delivered to the Administrative Agent and the Banks pursuant to Section 5.04 of the Credit Agreement, reflecting on a pro forma basis the transfer by the Borrower of the capital stock of Avista Capital to AVA Formation Corp., certified by one of the Borrower’s Financial Officers, and a copy of the Plan of Exchange, certified by one of the Borrower’s Responsible Officers; (y) concurrently with the delivery of financial statements under the immediately preceding clause (x), the Borrower shall have delivered to the Administrative Agent (i) a certificate of the relevant accounting firm opining on or certifying such statements or Financial Officer (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) certifying that to the knowledge of the accounting firm or the Financial Officer, as the case may be, no Event of Default or Default has occurred, and (ii) a certificate of a Financial Officer setting forth in reasonable detail such calculations as are required to establish whether the Borrower was in compliance with Sections 6.05 and 6.06 on a pro forma basis on the date of such financial statements, and (z) a certificate of a Responsible Officer, in form and substance satisfactory to the Administrative Agent, stating that the Reorganization Transactions have been effected in accordance with the Plan of Exchange, without amendment, modification or waiver of any kind not consented to by the Administrative Agent and that the conditions of this Section 6.03 have been satisfied.”

(q) Section 6.04 of the Credit Agreement is hereby amended by deleting the period (“.”) at the end thereof and adding there the following:

“; and, provided further that the Borrower and its Affiliates may consummate the Reorganization Transactions.”

(r) Section 6.05 of the Credit Agreement is hereby replaced with the following:

“Section 6.05 Consolidated Total Debt to Consolidated Total Capitalization Ratio. The Borrower shall not permit the ratio of Consolidated Total Debt to Consolidated Total Capitalization to be greater than (a) at any time prior to consummation of the Reorganization Transactions, 70.0%, (b) at any time during the period from and after consummation of the Reorganization Transactions to and including December 31, 2007, 75.0%, and (c) at any time on and after January 1, 2008, 70.0%.”

(s) Article VII of the Credit Agreement is hereby amended by replacing paragraph (l) thereof with the following:

“(l) a Change in Control other than as a direct and proximate result of the consummation of the Reorganization Transactions in strict compliance with Section 6.03 shall occur;”

(t) Schedule 2.01 to the Credit Agreement shall be replaced by Schedule 2.01 attached hereto.

3. Representations and Warranties. In order to induce the Banks and the Issuing Banks to enter into this Amendment, the Borrower represents and warrants as follows:

(a) The Borrower has the corporate power and authority (i) to execute and deliver the Amendment Documents, (ii) to perform its obligations under the Amendment Documents and the Loan Documents as amended thereby, and (iii) to borrow Loans and have Letters of

Credit issued in the maximum amount available under the Credit Agreement as amended hereby.

(b) The execution and delivery by the Borrower of the Amendment Documents, the performance by the Borrower of its obligations under the Amendment Documents and the Loan Documents as amended thereby, and the borrowing of Loans and procurement of Letters of Credit in the maximum amount available under the Credit Agreement as amended hereby (collectively, the “Transactions”) (i) have been duly authorized by all requisite corporate and, if required, stockholder action, and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation the violation of which could reasonably be expected to impair the validity and enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under the Amendment Documents or the Loan Documents as amended thereby, or of the certificate or articles of incorporation or other constitutive documents or by laws of the Borrower or any Significant Subsidiary, (II) any order of any Governmental Authority the violation of which could reasonably be expected to impair the validity or enforceability of any Amendment Document or any Loan Document as amended thereby, or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under the Amendment Documents or the Loan Documents as amended thereby, or (III) any provision of any indenture or other material agreement or instrument evidencing or relating to borrowed money to which the Borrower or any Significant Subsidiary is a party or by which any of them or any of their property is or may be bound in a manner which could reasonably be expected to impair the validity and enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under any Amendment Document or any Loan Document as amended thereby, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument in a manner which could reasonably be expected to impair the validity and enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Administrative Agents, the Banks or the Issuing Banks under any Amendment Document or any Loan Document as amended thereby or (C) result in the creation or imposition under any such indenture, agreement or other instrument of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

(c) This Amendment has been duly executed and delivered by the Borrower and constitutes, and each other Amendment Document when executed and delivered by the Borrower, and the Loan Documents as amended thereby, will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms.

(d) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

(e) Each representation and warranty made in the Loan Documents is true and correct at and as of the date hereof after giving effect to the Amendment Documents, except to the extent such representations and warranties expressly relate to an earlier date.

(f) No Default or Event of Default has occurred and is continuing after giving effect to the Amendment Documents.

4. Conditions to Effectiveness. The amendments provided for in Section 2 above shall become effective as of the Effective Date, but shall not become effective as of such date unless and until each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to it:

(i) This Amendment duly executed by the Borrower and all of the Banks.

(ii) Opinion of Heller Ehrman LLP, counsel to the Borrower, dated the date of this Amendment and addressed to the Administrative Agent, the Banks and the Issuing Banks, with respect to such matters relating to the Borrower, the Amendment Documents and the Loan Documents as amended thereby, as the Administrative Agent, any Bank or any Issuing Bank may reasonably request. The Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent.

(iii) Evidence satisfactory to the Administrative Agent that the Borrower shall have obtained all consents and approvals of, and shall have made all filings and registrations with, any Governmental Authority required in order to consummate the Transactions, in each case without the imposition of any condition which, in the judgment of the Banks or the Issuing Banks, could adversely affect their rights or interests under the Amendment Documents or the Loan Documents as amended thereby.

(iv) A copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State.

(v) A certificate of the Secretary or Assistant Secretary of the Borrower dated the date of this Amendment and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of this Amendment and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv) above, and (D) as to the incumbency and specimen signature of each officer executing any Amendment Document or any other document delivered in connection therewith on behalf of the Borrower.

(vi) A certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iv) above.

(vii) A certificate, dated the date of this Amendment and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (e) and (f) of Section 3 hereof.

(viii) Evidence satisfactory to the Administrative Agent that the Amendment Documents have been executed and delivered by all parties thereto.

(ix) A certificate, dated the date of this Amendment and signed by the Secretary or an Assistant Secretary of the Borrower, certifying that (A) the First Mortgage has not been amended or supplemented since the certified copy thereof delivered by the Borrower pursuant to Section 4.02(a)(viii) of the Credit Agreement, except as supplemented by the Thirty-Eighth Supplemental Indenture dated as of May 1, 2005, and the Thirty-Ninth Supplemental Indenture dated as of November 1, 2005 and the Supplemental Indenture, and (B) attached thereto is a true and complete copy of the Thirty-Eighth Supplemental Indenture dated as of May 1, 2005 and the Thirty-Ninth Supplemental Indenture dated as of November 1, 2005.

(x) A copy of title insurance policy No. NSL 31426-SEA issued by First American Title Insurance Company, together with copies of all endorsements thereto, naming the trustee under the First Mortgage as the insured, insuring the Borrower’s title to the real property subject to Lien of the First Mortgage, and the validity and first priority of the Lien of the First Mortgage (subject to Liens permitted to exist by the terms of the First Mortgage), in an amount not less than the principal amount of the First Mortgage Bond, certified by a Responsible Officer of the Borrower.

(xi) Such other documents as the Administrative Agent, the Banks, the Issuing Banks or their respective legal counsel may reasonably request.

(b) All fees payable by the Borrower to the Administrative Agent, the Issuing Banks, the Banks or any of their Affiliates on or prior to the date of this Amendment with respect to this Amendment, and all amounts payable by the Borrower pursuant to Section 9.05 of the Credit Agreement for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of any Borrowing to be made on such date.

(c) All legal matters incident to the Amendment Documents and the Loan Documents as amended thereby and the transactions contemplated thereby shall be reasonably satisfactory to the Administrative Agent, the Banks, the Issuing Banks and their respective legal counsel.

5. Assignment of Loans, LC Disbursements and LC Participations to Reflect Amended Commitments. On the Effective Date, the Banks whose Pro Rata Shares after giving effect to this Amendment are greater than their Pro Rata Shares prior to giving effect to this

Amendment (each an “Increasing Bank”) shall purchase, as an assignment from the Banks whose Pro Rata Shares after giving effect to this Amendment are less than their Pro Rata Shares prior to giving effect to this Amendment (each a “Decreasing Bank”), such portions of the Decreasing Banks’ Loans, unreimbursed LC Disbursements and participations in Letters of Credit outstanding at such time such that, after giving effect to such assignments, the respective aggregate amount of Loans, unreimbursed LC Disbursements and participations in Letters of Credit of each Bank shall be equal to such Bank’s Pro Rata Share of the aggregate Loans, unreimbursed LC Disbursements and participations in Letters of Credit outstanding. The purchase price for the Loans, unreimbursed LC Disbursements and participations in Letters of Credit so assigned shall be the sum of (i) the principal amount of the Loans and unreimbursed LC Disbursements so assigned plus the amount of accrued and unpaid interest thereon as of the date of assignment and (ii) the amount of accrued and unpaid LC Participation Fees as of the date of assignment on the participations in Letters of Credit so assigned. Each Increasing Bank shall pay the aggregate purchase price payable by it to the Administrative Agent on the Effective Date and the Administrative Agent shall promptly forward to each Decreasing Bank the portion thereof payable to it. Upon payment by an Increasing Bank of the purchase price payable by it to a Decreasing Bank, such Decreasing Bank shall be automatically deemed to have sold and made the applicable assignments to such Increasing Bank and shall, to the extent of the interest assigned, be released from its obligations under the Loan Documents, and such Increasing Bank shall be automatically deemed to have purchased and assumed such assignments from such Decreasing Bank and, if not already a Bank hereunder, shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of a Bank under the Loan Documents. Without in any way limiting the foregoing, each Decreasing Bank whose Pro Rata Share after giving effect to this Amendment is zero, shall, by executing its signature page hereto, be deemed on the Effective Date to consent to this Amendment and, simultaneously with the effectiveness hereof, without any further action on its part, to assign all of its Commitments, Loans and LC Disbursements, with the effect that it shall be discharged from its Commitments and other obligations (other than the return of its Notes) and shall no longer be a Bank under the Credit Agreement. The Borrower and the Administrative Agent shall be deemed to have consented to the assignments effected pursuant to this Section 5. The Administrative Agent shall record the Commitments, Loans and LC Disbursements of each Bank as provided in Section 10.04(c) of the Credit Agreement to reflect such assignments.

6. Effect of Interest and Fee Rate Amendments. Any changes in interest or fees rates effected by this Amendment shall apply with respect to interest and fees accruing for the Effective Date and periods thereafter, while interest and fees rates in effect prior to the effectiveness of such amendments shall continue to be applicable for accruals for periods prior to the Effective Date.

7. Confirmation of Amended Agreement. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

10. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

[The next page is the signature page]

WITNESS the due execution hereof as of the date first above written.

AVISTA CORPORATION

By:	/s/ Malyn K. Malquist
Name: Malyn K. Malquist
Title: Sr VP & CFO

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

THE BANK OF NEW YORK,
as Administrative Agent, an Issuing Bank and a Bank

By:	/s/ Raymond J. Palmer
Name: Raymond J. Palmer
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

UNION BANK OF CALIFORNIA, N.A.,
as Syndication Agent, an Issuing Bank and a Bank

By:	/s/ Bryan Read
Name: Bryan Read
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

WELLS FARGO BANK,
as Documentation Agent, an Issuing Bank and a Bank

By:	/s/ Tom Beil
Name: Tom Beil
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

BANK HAPOALIM B.M.
NEW YORK BRANCH,
as a Bank

By:	/s/ Marc Bosc
Name: Marc Bosc
Title: Vice President

By:	/s/ Lenroy Hackett
Name: Lenroy Hackett
Title: First Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

BANK OF AMERICA, N.A.,
as Managing Agent and a Bank

By:	/s/ James J. Teichman
Name: James J. Teichman
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

COMERICA WEST INCORPORATED,
as a Bank

By:	/s/ Don R. Carruth
Name: Don R Carruth
Title: Corporate Banking Officer

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

FIRST COMMERCIAL BANK, NEW YORK AGENCY,
as a Bank

By:	/s/ Bruce M. J. Ju
Name: Bruce M. J Ju
Title: Vice President & General Manager

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Bank

By:	/s/ William W. Archer
Name: William W. Archer
Title: Managing Director

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a Bank

By:	/s/ Keven D. Smith
Name: Keven D. Smith
Title: Senior Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

MIZUHO CORPORATE BANK, LTD.,
as a Bank

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

SOCIÉTÉ GÉNÉRALE
as a Bank

By:	/s/ Nigel Elvey
Name: Nigel Elvey
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

U.S. BANK, NATIONAL ASSOCIATION,
as Documentation Agent and a Bank

By:	/s/ Kurbanali H. Merchant
Name: Kurbanali H. Merchant
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

THE UNDERSIGNED BANK HEREBY CONSENTS TO THE AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED AND AGREES THAT IMMEDIATELY UPON THE EFFECTIVENESS HEREOF IT SHALL ASSIGN AND BE DEEMED TO ASSIGN, WITHOUT ANY FURTHER ACTION ON ITS PART, ALL OF ITS LOANS AND COMMITMENTS AS PROVIDED IN PARAGRAPH 5 HEREOF AND THAT IT SHALL NO LONGER BE A BANK UNDER THE CREDIT AGREEMENT.

ALLIED IRISH BANKS, p.l.c.,
as a Bank

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Vice President

By:	/s/ Mark K. Connelly
Name: Mark K. Connelly
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

THE UNDERSIGNED BANK HEREBY CONSENTS TO THE AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED AND AGREES THAT IMMEDIATELY UPON THE EFFECTIVENESS HEREOF IT SHALL ASSIGN AND BE DEEMED TO ASSIGN, WITHOUT ANY FURTHER ACTION ON ITS PART, ALL OF ITS LOANS AND COMMITMENTS AS PROVIDED IN PARAGRAPH 5 HEREOF AND THAT IT SHALL NO LONGER BE A BANK UNDER THE CREDIT AGREEMENT.

STERLING SAVINGS BANK,
as a Bank

By:	/s/ Jill Scheuermann
Name: Jill Scheuermann
Title: Vice President

Amendment No. 1 to and under Credit Agreement dated as of December 17, 2004

SCHEDULE 2.01

Names, Commitments, Addresses for Banks on First Amendment Effective Date

Bank	Commitment
The Bank of New York One Wall Street, 19th Floor New York, New York 10286 Attention: Ray Palmer Telecopy: 212-635-7923	$45,000,000

Bank Hapoalim B.M. New York Branch 1177 Avenue of the Americas New York, NY 10036 Attention: Marc Bosc Telecopy: (212) 782-2382	$10,000,000

Bank of America, N.A. 800 5th Avenue, Floor 35 Seattle, WA 98104 WA1-501-35-01 Attention: Gordon Gray Telecopy: 206-585-5641	$30,000,000

Comerica West Incorporated Fourth Floor / MC 4465 611 Anton Blvd Costa Mesa, CA 92626 Attention: Don R. Carruth Telecopy: 714-433-3236	$20,000,000

First Commercial Bank, New York Agency 750 Third Avenue, 34th Floor New York, NY 10017 Attention: Carol Chou Telecopy: 212-599-6133	$10,000,000

Goldman Sachs Credit Partners L.P. 1 New York Plaza, 42nd Floor New York, NY 10004 Attention: Philip Green Telecopy: 212-357-4597	$15,000,000

Bank	Commitment
KeyBank National Association 127 Public Square Cleveland, OH 10286 Attention: Sherrie Manson Telecopy: (216) 689-4981	$35,000,000

Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Nelson Chang Telecopy: 212-282-4488	$25,000,000

Société Générale 1221 Avenue of the Americas New York, NY 10020 Attention: Wayne Hutton Telecopy: 212-278-6203	$15,000,000

Union Bank of California, N.A. 445 S. Figueroa Street Los Angeles, CA 90071 Attention: Karen Elliott Telecopy: (213) 236-4096	$45,000,000

U.S. Bank, National Association 1420 Fifth Avenue, 1lth Floor Seattle, WA 98101 Attention: Kurban Merchant Telecopy: (206) 344-3654	$35,000,000

Wells Fargo Bank 221 N. Wall Street, Suite 310 Spokane, WA 99201 Attention: Tom Beil Telecopy: (509) 363-6875	$35,000,000

TOTAL:	$320,000,000